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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 13, 2004


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)


          Delaware                         0-13667               22-2677298
(State or other jurisdiction             (Commission           (IRS Employer
    of incorporation)                    File Number)        Identification No.)

     1386 Beulah Road, Building 801, Pittsburgh, PA            15235
     (Address of Principal Executive Offices)                (Zip Code)

       Registrant's Telephone Number, including area code: (412) 243-3200
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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 13, 2004 the Corporation issues a press release discussing the results for the 2nd quarter ended July 31, 2004.

ITEM 9.01 - FINANCIAL STATEMENTS & EXHIBITS

      (c) Exhibits

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20  Press Release dated September 13, 2004
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PDG ENVIRONMENTAL, INC.

                                      By   /s/John C. Regan
                                        ---------------------------------------
                                            John C. Regan
                                            Chairman and Chief Executive Officer

Date: September 13, 2004

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